  Hanesbrands FAQs    Updated May 2, 2019 – New or updated information is in red    General and Current Period FAQs     (Guidance comments as of May 2, 2019)    (1)    Q:   What is factored into your full‐year 2019 guidance?  A:   Revenue:  Our full‐year revenue guidance of $6.885 billion to $6.985 billion represents low‐single‐digit growth year  over year.  It includes the following assumptions: (a) approximately $18 million of non‐organic acquisition  contributions from Bras N Things (from the beginning of the year through the mid‐February closing anniversary –  reflected in the International segment); (b) F/X headwind of approximately $115 million (reflected in the International  segment); and, (c) organic constant‐currency growth of more than 3% at the midpoint.      Using the midpoint, by segment, we expect U.S. Innerwear revenue to be down approximately 2% for the full‐year as  our cautious outlook with respect to the impact from bankruptcies and door closings, particularly within the mid‐tier  and department store channel, more than offsets Basics space gains, the net benefit from price increases and the  initial traction of our U.S. Intimates revitalization efforts.  U.S. Activewear’s revenue growth is expected to approach  4% for the year reflecting: (a) double‐digit growth in each quarter for Champion, excluding the mass channel (i.e. C9);  (b) C9 activewear revenue of approximately $330 million, which represents a low‐teens decline compared to 2018,  with the vast majority of the full‐year decline in the second half of the year; and, (c) a decline in the rest of the  Activewear segment as we continue to shift into higher‐margin products, with the majority of the full‐year decline in  the second half of the year.  The mix impact of these assumptions should yield margin improvement in our U.S.  Activewear segment for the year.  For the full year, our International segment revenue is expected to be up  approximately 5% on a reported basis.  On an organic, constant‐currency basis, our guidance reflects growth of  slightly more than 9% driven by our International Champion businesses as well as our innerwear businesses in Asia,  Australia and the Americas, which is expected to be partially offset by the impact from macro headwinds on our  European innerwear business.    Operating Profit (GAAP and Adjusted):  Our full‐year Adjusted Operating Profit guidance of $955 million to $985  million excludes all pretax acquisition, integration, and other charges.  It includes approximately $3 million of non‐ organic acquisition contributions from Bras N Things (first quarter) as well as an F/X headwind of approximately $17  million.  Our guidance implies approximately 50 basis points of Adjusted Gross Margin expansion and approximately  10 basis points of Adjusted Operating Margin expansion year over year as we increase investment to support our  growth initiatives (for example, brand support).  Our full‐year GAAP Operating Profit guidance of $900 million to $930  million incorporates our Adjusted Operating Profit guidance as well as our assumption of approximately $55 million of  pretax acquisition, integration, and other charges.    Interest/Other Expenses and Tax Rate:  Our guidance assumes approximately $224 million of Interest and Other  expenses as well as a tax rate of approximately 14%.      EPS (GAAP and Adjusted):  At the mid‐point, our guidance implies full‐year GAAP and Adjusted Net Income of  approximately $596 million and $643 million, respectively.  Our full‐year GAAP EPS guidance is $1.59 to $1.67 and our  Adjusted EPS guidance, which excludes all pretax acquisition, integration, and other charges, is $1.72 to $1.80.  Both  ranges are based on diluted shares outstanding of approximately 366 million.         Cash flow from operations:  Our full‐year cash flow from operations guidance is $700 million to $800 million.   Consistent with our normal seasonality, we expect cash flow from operations to be a use in the first half.  Our capital  expenditure guidance is $90 million to $100 million.            1

  Pretax expenses:  Our guidance reflects approximately $55 million of pretax acquisition, integration, and other  expenses, of which $35 million are cash.  These charges reflect the completion of the integrations of all remaining  acquisitions as well as our supply chain actions, including the reduction of associated overhead costs, principally  within our Western Hemisphere network.  In isolation (for example, excluding other changes such as business mix,  inflation, deflation, pricing, etc.), we would expect these actions to deliver approximately $50 million of incremental  operating profit, beginning with approximately $40 million in 2020 and the remaining approximately $10 million in  2021.      (2)    Q:   What is factored into your Q2 2019 guidance?  A:   We expect total net sales of $1.735 billion to $1.765 billion.  This includes a nearly $40 million headwind from the  effects of foreign exchange rates as compared to last year, which is approximately $15 million higher than our prior  outlook.  The foreign exchange impact is reflected within the International segment.  At the midpoint, our revenue  guidance implies total revenue growth of approximately 2%.  Constant‐currency growth is estimated to be  approximately 4% at the mid‐point, reflecting: (a) an approximate 2% decline in U.S. Innerwear revenue driven by our  continued cautious stance as it relates to door closings in the mid‐tier and department store channels; (b) growth  approaching 11% in U.S. Activewear; and, (c) reported growth approaching 1% and approximately 7.5% constant‐ currency revenue growth in our International segment.      Our guidance for GAAP Operating Profit is $223 million to $233 million.  Our guidance for Adjusted Operating Profit,  which excludes approximately $15 million of pretax acquisition, integration, and other expenses, is $238 million to  $248 million.  Our second quarter operating profit guidance includes: (a) an expected F/X headwind of approximately  $6 million, which is approximately $3 million more than our prior outlook, and (b) a forward acceleration within the  year (from the second half) of approximately $5 million of growth‐related investments.  At the midpoint, our guidance  implies Adjusted Operating Margin declines approximately 40 basis points.  Our guidance assumes Interest and Other  expenses of approximately $56 million and a tax rate of approximately 14%.  Our guidance for GAAP EPS is $0.40 to  $0.42.  Our guidance for Adjusted EPS, which excludes pretax acquisition, integration, and other expenses, is $0.43 to  $0.45.  Both ranges are based on diluted shares outstanding of slightly more than 365 million for the quarter.           (3)    Q:   Can you provide an update on the progress toward your 2022 goal of $2 billion in global Champion revenue?  A:   At our Investor Day in May 2018, we set a goal to double our Champion revenue, outside the mass channel (i.e. C9),  from approximately $1 billion in 2017 to $2 billion in 2022, representing a 15% CAGR over five years.  For 2018,  Champion sales, excluding C9, were approximately $1.36 billion.  We expect 2019 full‐year Champion sales, excluding  C9, to be approximately $1.8 billion, which represents more than a 30% increase over 2018.  Based on these trends,  we remain ahead of schedule in achieving our $2 billion revenue goal.     For the quarter, Global Champion sales, excluding C9, grew 75% in constant currency and operating margins  continued to expand.  Sales growth in the quarter was broad‐based, up double‐digits in all regions.  We also saw  growth across global channels of trade, including wholesale, owned‐retail and online.  Even though we were cycling  tougher comparisons, Champion’s growth rate continued to accelerate.  This is a clear indication that our coordinated  global strategy to elevate the Champion brand is driving increased demand for the product.  We’ve reunited the  brand globally, allowing us to coordinate product design around the world.  We have significantly increased our  investments, including engaging directly with the consumer through digital platforms.  We’re expanding our global  points of distribution, including branded Champion stores.  These elevation efforts are driving strong demand for the  brand across geographies, across product categories, and across channels.            2

  (4)    Q:   Can you provide an update on your progress to return your U.S. Innerwear business to more consistent long‐term                   growth?  A:   We remain committed to returning our U.S. Innerwear business to more consistent long‐term growth.  We’re pleased  that our Basics business delivered its second straight quarter of low single‐digit revenue growth.  Our price increases  went in place in the first quarter.  We began to ship some of our secured space gains during the quarter, specifically  the new sock program at a national value retailer, where we displaced a private label program.  Our innovations  continue to perform well in the market, with plans in the Fall to extend our successful Comfort Flex Fit innovation into  women’s underwear and launch X‐Temp 2.0, which provides improved cooling, evaporation and wicking performance  as compared to our original X‐Temp offering.    With respect to our U.S. Intimates business, we continue to execute our multi‐year revitalization plan that is designed  to grow revenue and improve margins.  We are increasing our investments in brand support this year, with increased  media behind our Bali brand as well as increased digital media investments to support our millennial‐focused  Maidenform brand.  We are also launching additional innovations this year.  We will be expanding our successful Cool  Comfort innovation to all Maidenform shapewear products.  In bras, in the Fall we are launching an underwire  innovation (Dreamwire) in Maidenform and Hanes, and an innovation called Easylight in Hanes and Bali, which  leverages activewear’s smoothtec technology to create a lighter‐weight, softer bra.  We have also taken the initial  steps to lower our overhead and streamline our Intimates manufacturing network, which should improve margins and  speed‐to‐market over the next two years.  While we are seeing signs of progress from our revitalization efforts, and  we believe we are taking the right actions to return this business to more consistent long‐term growth, we remain  cautious in the near‐term as it relates to the impact from door closings, particularly in the mid‐tier and department  store channels.        (5)    Q:   Does your 2019 guidance include any revenue from Sears (formerly Sears Holding)?  A:   As we communicated on our February call, in light of their ongoing process, we excluded Sears (formerly Sears  Holdings) from our initial 2019 guidance and we continue to exclude them from our guidance for the remainder of  2019.  However, we would note that we had a small amount of revenue (less than $5 million) to the account in the  first quarter.       (6)   Q:   Can you provide any insights into your Champion‐at‐mass (i.e. C9) business?  A:   Our C9 business has been in place since 2004.  On August 1, 2018, we announced that our retail partner made the  decision not to renew the contract after the current agreement expires on January 31, 2020.  The C9 business consists  of activewear and basics products.  The activewear program is a seasonal commitment business with 2018 revenue of  approximately $382 million.  The basics program is a replenishment business with 2018 revenue of approximately $66  million.  We have a number of actions already underway to replace the C9 basics business by transitioning these sales  to our Hanes brand and by expanding shelf space gains in Champion‐branded basics outside the mass channel (a  portion of our secured 2019 Basics space gains are for our Champion‐branded basics).  Our 2019 guidance for the U.S.  Activewear segment assumes C9 activewear revenue of approximately $330 million, which represents a low‐teens  decline as compared to the $382 million in 2018, with the the vast majority of the full‐year 2019 decline coming in the  second half of the year.  First quarter 2019 C9 activewear sales of approximately $85 million declined approximately  3% over prior year, as expected.  As we have visibility into future bookings, we will provide additional updates.        (7)    Q:   Can you provide an update as it relates to your plan for C9 after the January 2020 transition?  A:   We continue to see significant momentum building globally within the Champion brand (excluding C9) and we are  focusing our energy and resources on maximizing this business.  While there may be an opportunity in the future to  build the C9 brand with another retailer, we currently do not have any plans in place.      3

  (8)    Q:   Could you provide any insights with respect to the progression from your 2019 guidance to the long‐term cash flow                   scenarios you provided at your May 2018 Investor Day?  A:   At our 2018 Investor Day, we highlighted two ‘de‐risked’ scenarios – (a)‘base plan’ and (b) ‘base plan with  acquisitions’ – to highlight what we believed our business model could generate in terms of operating profit and cash  flow over the next several years.  Under the ‘base plan’ scenario, beginning with $596 million (midpoint of our 2019  GAAP Net Income guidance), add the after‐tax impact from the following: (1) approximately $55 million of  acquisition, integration and other charges; (2) approximately $40 million of profit from the expected savings from our  supply chain actions; and, (3) approximately $25 million of profit from organic growth, margin expansion, and the  early 2020 wrap from Innerwear’s 2019 price increases.  Then add approximately $170 million of non‐cash items.  This  would generate annual cash flow from operations approaching $900 million in 2020.  Adding the contributions from  acquisitions (under the ‘base plan with acquisitions’ scenario) would result in $1 billion in annual cash flow from  operations in 2020.         (9)    Q:   What is your long‐term capital allocation strategy and what are your priorities for 2019?   A:   Our long‐term capital allocation strategy is to effectively deploy our significant, consistent cash flow to generate the  best long‐term returns for our shareholders.  Over time, our goal is for our leverage ratio of net debt‐to‐adjusted  EBITDA to be in a range of 2 to 3 times.  Our strategy is to use our cash flow from operations to first fund capital  investments and our dividend.  When we are within our targeted leverage range, we intend to use debt for  acquisitions and use excess free cash flow, which is defined as cash from operations less capital expenditures and  dividends, to repurchase stock.  When we are outside of our targeted leverage range, we plan to use excess free cash  flow to pay down debt.  Our leverage ratio at the end of the first quarter 2019 was 3.5 times net debt‐to‐adjusted  EBITDA as compared to 3.9 times at the end of the first quarter 2018.  For 2019, given our leverage is currently  outside of our long‐term range, our plan is to use all excess free cash flow to pay down debt, which we began to do in  the third quarter of 2018.  Based on our 2019 guidance, we expect our leverage ratio to be approximately 2.9 times  on a net debt‐to‐adjusted EBITDA basis by the end of 2019.        (10)  Q:   How much did acquisitions contribute to first‐quarter revenue and adjusted operating profit results?  A:   For the first quarter, acquisitions contributed approximately $18 million in revenue and approximately $3 million in  adjusted operating profit, which excludes pretax acquisition, integration, and other charges.  These figures represent  the partial quarter non‐organic contributions prior to the mid‐quarter anniversary of the acquisition.           (11)  Q:   Do you believe your business model can continue to deliver long‐term double‐digit total shareholder returns?  A:   Yes.  We continue to diversify our business model to be in a position to provide more consistent organic revenue  growth and optimize our strong cash flow.  Over the past several years, we have significantly diversified our business  model by investing in our core brands, investing in our online operations, and investing in international expansion to  provide us with multiple paths for delivering growth and long‐term shareholder returns.  We believe we have  diversified in a way that the combination of our organic and acquisition strategies provides us the ability to deliver  revenue and EPS growth regardless of short‐term challenges.  And when you layer on the returns from deploying our  significant levels of cash flow, we believe we are well positioned for long‐term double‐digit total shareholder returns.                    4

  (12)  Q:  How does a change in currency exchange rates impact your financial results?  A:   Changes in exchange rates between the U.S. Dollar and other currencies can impact our financial results in two  ways; a translation impact and a transaction impact.  The translation impact refers to the impact that changes in  exchange rates can have on our published financial results.  Similar to many multi‐national corporations that  publish financial results in U.S. Dollars, our revenue and profit earned in local foreign currencies is translated back  into U.S. Dollars using an average exchange rate over the representative period.  A period of strengthening in the  U.S. Dollar results in a negative impact to our published financial results (because it would take more units of a  local currency to convert into a dollar).  The opposite is true during a period of weakening in the U.S. Dollar.  The  transaction impact on financial results is common for apparel companies that source goods because these goods  are purchased in U.S. Dollars.  The transaction impact from a strengthening dollar would be negative to our  financial results (because the U.S. Dollar‐based costs would convert into a higher amount of local currency units,  which means a higher local‐currency cost of goods, and in turn, a lower local‐currency gross profit).  The  transaction impact from exchange rates is typically recovered over time with price increases.  However, during  periods of rapid change in exchange rates, pricing is unable to change quickly enough.  In these situations, it could  make sense to hedge the exchange rate exposure in sourcing costs.        ***For prior FAQs please see our prior Securities and Exchange Commission reports, including our Current Reports on  Form 8‐K.***    # # #  Charges for Actions and Reconciliation to GAAP Measures  To supplement our financial guidance prepared in accordance with generally accepted accounting principles, we provide  quarterly and full‐year results and guidance concerning certain non‐GAAP financial measures, including adjusted EPS,  adjusted net income, adjusted operating profit (and margin), adjusted SG&A, adjusted gross profit (and margin), EBITDA,  adjusted EBITDA and net debt.      Adjusted EPS is defined as diluted EPS excluding actions and the tax effect on actions. Adjusted net income is defined as  net income excluding actions and the tax effect on actions. Adjusted operating profit is defined as operating profit  excluding actions. Adjusted gross profit is defined as gross profit excluding actions. Adjusted SG&A is defined as selling,  general and administrative expenses excluding actions.    Charges for actions taken in 2018 primarily represent: acquisition and integration costs related to Hanes Europe  Innerwear, Hanes Australasia, Champion Europe, Alternative Apparel and Bras N Things, and other costs related to  supply chain network changes. Charges for actions expected to be taken in 2019 primarily represent supply chain  network changes and overhead reduction as well as completion of outstanding acquisition integration. Acquisition and  integration costs include legal fees, consulting fees, bank fees, severance costs, certain purchase accounting items,  facility closures, inventory write‐offs, information technology integration costs and similar charges. While these costs  are not operational in nature and are not expected to continue for any singular transaction on an ongoing basis, similar  types of costs, expenses and charges have occurred in prior periods and may recur in future periods depending upon  acquisition activity.    We have chosen to present these non‐GAAP measures to investors to enable additional analyses of past, present and  future operating performance and as a supplemental means of evaluating operations absent the effect of acquisitions  and other actions. We believe these non‐GAAP measures provide management and investors with valuable  supplemental information for analyzing the operating performance of the company’s ongoing business during each  period presented without giving effect to costs associated with the execution and integration of any of the  aforementioned actions taken.      5

  In addition to these non‐GAAP measures, we have chosen to present EBITDA, adjusted EBITDA and the ratio of net debt  to adjusted EBITDA to investors because we consider these measures to be an important supplemental means of  evaluating operating performance. EBITDA is defined as earnings before interest, taxes, depreciation and amortization.  Adjusted EBITDA is defined as EBITDA excluding actions and stock compensation expense. Net debt is defined as total  debt less cash and cash equivalents. We believe that these metrics are frequently used by securities analysts, investors  and other interested parties in the evaluation of companies in the industry, and management uses the ratio of net debt  to adjusted EBITDA for planning purposes in connection with setting our capital allocation strategy. These metrics  should not, however, be considered as measures of discretionary cash available to invest in the growth of the business.    We are a global company that reports financial information in U.S. dollars in accordance with GAAP. As a supplement to  our reported operating results, we also present constant currency financial information, which is a non‐GAAP financial  measure that excludes the impact of translating foreign currencies into U.S. dollars. We use constant currency  information to provide a framework to assess how the business performed excluding the effects of changes in the rates  used to calculate foreign currency translation. We believe this information is useful to management and investors to  facilitate comparison of operating results and better identify trends in our businesses.  To calculate foreign currency  translation on a constant currency basis, operating results for the current year period for entities reporting in currencies  other than the U.S. dollar are translated into U.S. dollars at the average exchange rates in effect during the comparable  period of the prior year (rather than the actual exchange rates in effect during the current year period).      Non‐GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as an  alternative to, or substitute for, financial results prepared in accordance with GAAP. Further, the non‐GAAP measures  presented may be different from non‐GAAP measures with similar or identical names presented by other companies.   See our press release dated May 2, 2019 to reconcile quarterly and full‐year non‐GAAP performance measures to the  most directly comparable GAAP measure.  A copy of the press release is available at www.Hanes.com/investors.    Cautionary Statement Concerning Forward‐Looking Statements  These FAQs certain “forward‐looking statements,” as defined under U.S. federal securities laws, with respect to our long‐ term goals and trends associated with our business, as well as guidance as to future performance. In particular, among  others, statements regarding 2019 financial guidance, statements regarding outlook for improvement in demand for the  global Champion brand, statements regarding our outlook for future cash flow growth and reduced leverage and  assumptions regarding consumer behavior, foreign exchange rates and channel disruption and future retail door closures  are forward‐looking statements. These forward‐looking statements are based on our current intent, beliefs, plans and  expectations. Readers are cautioned not to place any undue reliance on any forward‐looking statements. Forward‐looking  statements necessarily involve risks and uncertainties, many of which are outside of our control, that could cause actual  results to differ materially from such statements and from our historical results and experience. These risks and  uncertainties include such things as: the highly competitive and evolving nature of the industry in which we compete; the  rapidly changing retail environment; any inadequacy, interruption, integration failure or security failure with respect to our  information technology; the impact of significant fluctuations and volatility in various input costs, such as cotton and oil‐ related materials, utilities, freight and wages; our ability to properly manage strategic projects in order to achieve the  desired results; our ability to attract and retain a senior management team with the core competencies needed to support  growth in global markets; significant fluctuations in foreign exchange rates; our reliance on a relatively small number of  customers for a significant portion of our sales; legal, regulatory, political and economic risks related to our international  operations; our ability to realize all of the anticipated benefits of acquisitions; and other risks identified from time to time  in our most recent Securities and Exchange Commission reports, including our annual report on Form 10‐K and quarterly  reports on Form 10‐Q. Since it is not possible to predict or identify all of the risks, uncertainties and other factors that may  affect future results, the above list should not be considered a complete list. Any forward‐looking statement speaks only as  of the date on which such statement is made, and we undertake no obligation to update or revise any forward‐looking  statement, whether as a result of new information, future events or otherwise, other than as required by law.      6